UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2020

BROADCOM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The Nasdaq Global Select Market
Mandatory Convertible Preferred Stock, Series A, $0.01 par value	AVGOP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Certain subsidiaries of Broadcom Inc. (the “Company”) have entered into two separate multi-year statement of work agreements (the “2020 SOWs”) with Apple Inc. (“Apple”). Both are for the supply of a range of specified high-performance wireless components and modules to Apple for use in its products. The 2020 SOWs are in addition to the agreement between the Company and Apple entered into on June 9, 2019, which remains in effect with respect to the supply of specified RF components and modules to Apple (the “2019 SOW”). The 2020 SOWs, and the remaining portion of the 2019 SOW, apply to Apple products launched during the three and a half year period beginning in January 2020 (the “Covered Products”). The Company estimates that, based on past experience, and subject to the Company’s ability to satisfy its applicable contractual obligations, the 2020 SOWs and the 2019 SOW could, collectively, generate aggregate total future revenue associated with the Covered Products of approximately $15 billion for the Company.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the Company and its expectations regarding the 2020 SOWs and the 2019 SOW and the anticipated revenue it may generate therefrom. These statements include, but are not limited to, statements that address its expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “could,” “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the Company’s expectations with regard to the demand for, and expected lifespan of, the Covered Products, as well as its ability to comply with its obligations under the 2020 SOWs and the 2019 SOW; its acquisition of Symantec Corporation’s Enterprise Security business (“Symantec Business”), including (1) potential difficulties in employee retention, (2) unexpected costs, charges or expenses, and (3) its ability to successfully integrate the Symantec Business and achieve the anticipated benefits of the transaction; any loss of its significant customers and fluctuations in the timing and volume of significant customer demand; its dependence on contract manufacturing and outsourced supply chain; its dependency on a limited number of suppliers; global economic conditions and concerns; international political and economic conditions; any acquisitions it may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with its existing businesses and its ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, including its recent acquisition of the Symantec Business; government regulations and trade restrictions; its significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of its products; dependence on senior management and its ability to attract and retain qualified personnel; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; its ability to accurately estimate customers’ demand and adjust its manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in its target markets; its competitive performance and ability to continue achieving design wins with its customers, as well as the timing of any design wins; prolonged disruptions of its or its contract manufacturers’ manufacturing facilities or other significant operations; its ability to improve its manufacturing efficiency and quality; its dependence on outsourced service providers for certain key business services and their ability to execute to its requirements; its ability to maintain or improve gross margin; its ability to protect its intellectual property and the unpredictability of any associated litigation expenses; compatibility of its software products with operating environments, platforms or third-party products; its ability to enter into satisfactory software license agreements; sales to its government clients; availability of third party software used in its products; use of open source code sources in its products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which its products are designed; its ability to sell to new types of customers and to keep pace with technological advances; its compliance with privacy and data security laws; its ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; its provision for income taxes and overall cash tax costs, legislation that may impact its overall cash tax costs and its ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

The Company’s filings with the SEC, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect its business, results of operations and financial condition. Actual results may vary from the estimates provided. The Company undertakes no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCOM INC.

Date: January 23, 2020	By:	/s/ Thomas H. Krause, Jr.
	Name:	Thomas H. Krause, Jr.
	Title:	Chief Financial Officer